Exhibit 99.1
October 27, 2026
Finward Bancorp Announces Third Quarter 2026 Results
Munster, Indiana - Finward Bancorp (Nasdaq: FNWD) (the “Bancorp”), the holding company for Peoples Bank (the
“Bank”), today announced that net income available to common stockholders was $1.4 million, or $0.31 per diluted share, for the quarter ended September 30, 2026, as compared to $2.1 million, or $0.48 per diluted share, for the quarter ended
June 30, 2026. Selected performance metrics are as follows for the periods presented:

Performance Ratios
	Quarter ended
	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025
Return on equity	3.10%	4.74%	5.00%	4.66%	8.96%
Return on assets	0.27%	0.42%	0.44%	0.39%	0.68%
Net interest margin, tax-equivalent (non-GAAP)	3.51%	3.37%	3.35%	3.32%	3.18%
Non-interest income/average assets	0.52%	0.48%	0.48%	0.29%	0.57%
Non-interest expense/average assets	3.35%	2.95%	2.93%	2.90%	2.74%
Efficiency ratio (non-GAAP)	91.32%	84.52%	84.45%	89.50%	81.22%
"The third quarter was impacted by merger-related expenses related to our pending merger with First Financial, announced earlier in the quarter.  The quarter included additional expenses in the areas of compensation and benefits, and third-party costs associated with the merger," said Benjamin Bochnowski, Chief Executive Officer. "Credit quality remained stable, as did our core banking business and customer base. The rapid increase in interest rates contributed positively to loan yields and margin, although it also resulted in higher unrealized losses in the bond portfolio. We continue to make progress toward closing our merger with First Financial, and we believe the combination of our companies will have benefits for our shareholders, customers, communities, and employees. Throughout this process, our commitment to our customers and communities grounds the team, and our team is working diligently to ensure a seamless transition that maximizes the promise of the merger.”
Highlights of the current period include:
•Net Interest Margin - The net interest margin for the quarter ended September 30, 2026 was 3.39% compared to
3.25% for the quarter ended June 30, 2026. Net interest margin on a tax-equivalent basis (a non-GAAP measure) for the quarter ended September 30, 2026 was 3.51%, as compared to 3.37% for the quarter ended June 30, 2026. Net interest margin increased from the prior quarter primarily due to continued repricing and maturity of the existing loan portfolio, as well as full quarterly loan yield results from new loan origination strength during the second quarter.
•Funding - As of September 30, 2026, deposits totaled $1.76 billion, an increase of $25.9 million, or 1.5% compared with June 30, 2026 balances, which totaled $1.73 billion. As of September 30, 2026, non-interest-bearing deposits totaled $281.5 million, an increase of $10.8 million. Core deposits totaled $1.3 billion at September 30, 2026 and $1.2 billion at June 30, 2026. Core deposits include checking, savings, and money market accounts and represented 71.9%
of the Bancorp’s total deposits at September 30, 2026. As of September 30, 2026, balances for certificates of deposit totaled $493.3 million, compared to $497.4 million on June 30, 2026, a decrease of $4.1 million or 0.8%. The increase in total portfolio deposits is primarily related to cyclical flows and continued adjustments to deposit pricing. In addition, as of September 30, 2026, borrowings, federal funds purchased and repurchase agreements totaled $59.8 million, a decrease of $35.5 million or 37.2%, compared to June 30, 2026. The decrease in borrowings was primarily attributable to a reduction in FHLB advances resulting from deposit balance strength.
As of September 30, 2026, 71.7% of our deposits are fully FDIC insured, and another 8.3% are further backed by the
Indiana Public Deposit Insurance Fund. The Bancorp’s liquidity position remains strong with solid core deposit customer relationships, excess cash, debt securities, contractual loan repayments, and access to diversified borrowing

Exhibit 99.1
sources. As of September 30, 2026, the Bancorp had available liquidity of $623 million including borrowing capacity from the FHLB and Federal Reserve facilities.
•Securities Portfolio - Securities available for sale balances decreased by $30.3 million to $279.9 million as of
September 30, 2026, compared to $310.2 million as of June 30, 2026. The yield on the securities portfolio increased to
2.33% for the three months ended September 30, 2026 from 2.27% for the three months ended June 30, 2026. The decrease in securities available for sale was primarily attributable to an increase in the negative fair value adjustment to securities. The Bank did not sell any securities during the quarter.
•Lending - The Bank’s aggregate loan portfolio totaled $1.50 billion on September 30, 2026 and $1.50 billion on
June 30, 2026. During the three months ended September 30, 2026, the Bank originated $69.7 million in new commercial loans, compared to $81.3 million during the three months ended June 30, 2026. At September 30, 2026, the Bancorp’s portfolio loan balances in commercial real estate owner occupied properties totaled $263.5 million or
17.6% of loans receivable and commercial real estate non-owner occupied properties totaled $332.4 million or 22.2%
of loans receivable. Of the $332.4 million in commercial real estate non-owner occupied properties balances, loans collateralized by office buildings represented $31.5 million or 2.1% of total loan balances.
•Asset Quality - At September 30, 2026, non-performing loans totaled $16.8 million, compared to $16.5 million at
June 30, 2026, an increase of $239 thousand or 1.4%. The Bank’s ratio of non-performing loans to total loans was
1.12% at September 30, 2026, compared to 1.10% at June 30, 2026. The Bank’s ratio of non-performing assets to total assets was 0.92% at September 30, 2026 and 0.90% at June 30, 2026. The increase in non-performers included the addition of a $1.1 million residential real estate loan coupled with eight smaller loans averaging $89 thousand across eight relationships. These were offset by the removal of thirteen loans totaling $1.2 million in the commercial real estate, commercial business and residential real estate loan segments. Management maintains a vigilant oversight of nonperforming loans through proactive relationship management. The Bank has no known credit exposures to non-
depositary financial institutions at this time.
    The allowance for credit losses (ACL) on loans totaled $17.5 million at September 30, 2026, or 1.17% of total loans receivable, compared to $17.7 million at June 30, 2026, or 1.18% of total loans receivable, a decrease of $257 thousand or 1.49%. The Bank's unused commitment reserve, included in other liabilities, totaled $2.0 million at
September 30, 2026, compared to $1.9 million at June 30, 2026, an increase of $36 thousand or 1.8%.
      For the quarter ended September 30, 2026, the Bank recorded a net provision for credit loss totaling $124 thousand based on quarterly growth in certain loan segment balances and other factors within the Bank's ACL modeling. The third quarter's provision consisted of a $88 thousand provision for credit losses on loans, and a $36 thousand provision of credit losses on unused commitments. For the quarter ended September 30, 2026, net loan charge-offs totaled $240 thousand, compared to net loan recoveries of $31 thousand for the quarter ended June 30, 2026. The allowance for credit losses as a percentage of non-performing loans, or coverage ratio, was 104.5% at September 30, 2026, compared to 106.9% at June 30, 2026.
•Operating Income and Expenses - Non-interest income as a percentage of average assets was 0.52% for the quarter ended September 30, 2026 and 0.48% for the quarter ended June 30, 2026. Non-interest expense as a percentage of average assets was 3.35% for the quarter ended September 30, 2026, as compared to 2.95% for the quarter ended
June 30, 2026. The increase in non-interest income as compared to the prior quarter was due to a $182 thousand gain associated with the sale of one of the Bancorp's branch locations. The increase in non-interest expense quarter over quarter was primarily attributable to one-time compensation and benefits adjustments totaling $1.8 million and professional and outside services expenses totaling $536 thousand, both associated with the Bancorp's pending merger.
•Capital Adequacy - The Bank’s tier 1 leverage ratio was 9.29% as of September 30, 2026 and 9.31% as of June 30,
2026. The Bank’s capital continues to exceed all applicable regulatory capital requirements. The Bancorp’s tangible book value per share (non-GAAP) was $31.07 at September 30, 2026, down from $35.75 as of June 30, 2026.
Tangible common equity to tangible assets (non-GAAP) was 6.76% at September 30, 2026, down from 7.68% as of
June 30, 2026.

Exhibit 99.1
Disclosures Regarding Non-GAAP Financial Measures
Reported amounts are presented in accordance with GAAP. In this press release, the Bancorp also provides certain financial measures identified as non-GAAP. The Bancorp’s management believes that the non-GAAP information, which consists of tangible common equity, tangible book value per share, tangible common equity/tangible assets, net interest margin on a tax-equivalent basis, and efficiency ratio which can vary from period to period, provides a better comparison of period to period operating performance. The net interest income and net interest margin on a tax-equivalent basis measures recognize the income tax savings when comparing taxable and tax-exempt assets. Interest income and yields on tax-exempt securities and loans are presented using the current federal corporate income tax rate of 21%. Management believes that it is standard practice in the banking industry to present net interest income and net interest margin on a fully tax-equivalent basis and that it may enhance comparability for peer comparison purposes. Additionally, the Bancorp believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and, therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for financial results in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies. Refer to the "Reconciliation of non-GAAP Financial Measures" below for more information.
About Finward Bancorp
Finward Bancorp is a locally managed and independent financial holding company headquartered in Munster, Indiana, whose activities are primarily limited to holding the stock of Peoples Bank. Peoples Bank provides a wide range of personal, business, electronic and wealth management financial services from its 24 locations in Lake and Porter Counties in Northwest Indiana and Chicagoland. Finward Bancorp’s common stock is quoted on The NASDAQ Stock Market, LLC under the symbol FNWD. The website ibankpeoples.com provides information on Peoples Bank’s products and services, and Finward Bancorp’s investor relations.
Forward Looking Statements
This press release may contain forward-looking statements regarding the financial performance, business prospects, growth and operating strategies of the Bancorp. For these statements, the Bancorp claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in this communication should be considered in conjunction with the other information available about the Bancorp, including the information in the filings the Bancorp makes with the SEC. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Forward-looking statements are typically identified by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance.
Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include: the ability of First Financial Bancorp ("First Financial") and the Bancorp to
complete the proposed merger; the effects of the pendency of the proposed merger with First Financial on the Bancorp and its business; changes in domestic and international trade policies, including tariffs and other non-tariff barriers, and the effects of such changes on the Bank and its customers; risks related to the development and use of artificial intelligence
(AI); changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates, market liquidity, and capital markets, as well as the magnitude of such changes, which may reduce net interest margins;
inflation; further deterioration in the market value of securities held in the Bancorp’s investment securities portfolio, whether as a result of macroeconomic factors or otherwise; customer acceptance of the Bancorp’s products and services;
customer borrowing, repayment, investment, and deposit practices; customer disintermediation; the introduction, withdrawal, success, and timing of business initiatives; competitive conditions; economic conditions; and the impact, extent, and timing of technological changes, capital management activities, regulatory actions by the Federal Deposit
Insurance Corporation and Indiana Department of Financial Institutions, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Bancorp’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K) filed with the SEC and available at the
SEC’s Internet website (www.sec.gov). All subsequent written and oral forward-looking statements concerning matters attributable to the Bancorp or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Except as required by law, the Bancorp does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.

Exhibit 99.1
In addition to the above factors, we also caution that the actual amounts and timing of any future common stock dividends or share repurchases will be subject to various factors, including our capital position, financial performance, capital impacts of strategic initiatives, market conditions, and regulatory and accounting considerations, as well as any other factors that our Board of Directors deems relevant in making such a determination. Therefore, there can be no assurance that we will repurchase shares or pay any dividends to holders of our common stock, or as to the amount of any such repurchases or dividends.
Important Additional Information About the Transaction and Where to Find It
In connection with the proposed merger transaction between First Financial and the Bancorp (the “Merger”), First
Financial has filed with the SEC a Registration Statement on Form S-4 (the “Registration Statement”) to register the shares of First Financial common stock to be issued in connection with the proposed transaction. The Registration Statement includes a proxy statement of the Bancorp and a prospectus of First Financial (the “Proxy Statement/Prospectus”), and First
Financial and the Bancorp may file with the SEC other relevant documents concerning the proposed transaction. First
Financial and the Bancorp have mailed the definitive Proxy Statement/Prospectus to shareholders of the Bancorp (which mailings were first made on or about September 28, 2026. BEFORE MAKING ANY VOTING OR INVESTMENT
DECISION, INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT
AND PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION IN THEIR ENTIRETY
AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR
SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT
FIRST FINANCIAL, THE BANCORP AND THE PROPOSED TRANSACTION AND RELATED MATTERS.
A copy of the Registration Statement, Proxy Statement/Prospectus, as well as other filings containing information about
First Financial and the Bancorp, may be obtained, free of charge, at the SEC’s website (www.sec.gov). Copies of documents filed with the SEC by First Financial will be made available free of charge in the “Investor Relations” section of
First Financial’s website, https://www.bankatfirst.com/about/investor-relations.html. Copies of documents filed with the
SEC by the Bancorp will be made available free of charge in the “Investor Relations” section of the Bancorp’s website,
https://investorrelations.ibankpeoples.com/. The information on First Financial’s and the Bancorp’s websites is not, and shall not be deemed to be, a part of this communication or incorporated into other filings either company makes with the
SEC.
Participants in Solicitation
The Bancorp and its directors, executive officers, management and employees may be deemed to be participants in the solicitation of proxies in respect of the Merger. Information concerning the Bancorp’s participants is set forth in the Proxy
Statement, dated April 3, 2026, for the Company’s 2026 annual meeting of shareholders as filed with the SEC on Schedule
14A. Additional information regarding the participants in the solicitation of proxies in respect of the proposed transaction and interests of the participants of the Bancorp in the solicitation of proxies in respect of the Merger are included in the
Registration Statement and Proxy Statement/Prospectus on file with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph.
FOR FURTHER INFORMATION
CONTACT SHAREHOLDER SERVICES
(219) 853-7575

Finward Bancorp    Exhibit 99.1
Third Quarter 2026 Financial Results (unaudited)
Performance Ratios

	Quarter Ended					Nine Months Ended
	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025	9/30/2026	9/30/2025
Return on equity	3.10%	4.74%	5.00%	4.66%	8.96%	4.29%	5.27%
Return on assets	0.27%	0.42%	0.44%	0.39%	0.68%	0.38%	0.40%
Yield on loans	5.73%	5.55%	5.50%	5.64%	5.49%	5.60%	5.37%
Yield on security investments	2.33%	2.27%	2.22%	2.29%	2.40%	2.28%	2.40%
Total yield on earning assets	5.10%	4.93%	4.86%	4.96%	4.91%	4.97%	4.82%
Cost of interest-bearing deposits	2.04%	1.98%	1.92%	2.09%	2.16%	1.98%	2.15%
Cost of federal funds purchased and repurchase agreements	2.85%	2.82%	2.85%	3.12%	3.37%	2.84%	3.35%
Cost of borrowed funds	3.90%	3.80%	3.70%	3.70%	3.64%	3.80%	3.90%
Total cost of interest-bearing liabilities	2.11%	2.06%	2.00%	2.16%	2.25%	2.06%	2.25%
Net interest margin	3.39%	3.25%	3.23%	3.18%	3.04%	3.29%	2.94%
Net interest margin, tax-equivalent (non-GAAP) (1)	3.51%	3.37%	3.35%	3.32%	3.18%	3.41%	3.08%
Non-interest income/average assets	0.52%	0.48%	0.48%	0.29%	0.57%	0.49%	0.51%
Non-interest expense/average assets	3.35%	2.95%	2.93%	2.90%	2.74%	3.08%	2.81%
Efficiency ratio (non-GAAP) (1)	91.32%	84.52%	84.45%	89.50%	81.22%	86.85%	87.54%

Non-performing assets to total assets	0.92%	0.90%	0.71%	0.65%	0.76%	0.92%	0.76%
Non-performing loans to total loans	1.12%	1.10%	0.85%	0.77%	0.94%	1.12%	0.94%
Allowance for credit losses to non-performing loans	104.49%	106.92%	139.72%	156.84%	129.41%	104.49%	129.41%
Allowance for credit losses to loans receivable	1.17%	1.18%	1.19%	1.21%	1.22%	1.17%	1.22%
Net charge-offs (recoveries) as a percentage of average loans receivable	0.06%	(0.01%)	0.00%	0.08%	0.07%	(0.01)%	(0.01)%

Basic earnings per share	$0.32	$0.49	$0.52	$0.46	$0.82	$1.33	$1.43
Diluted earnings per share	$0.31	$0.48	$0.52	$0.46	$0.81	$1.32	$1.42
Weighted average common shares outstanding—basic	4,283,138	4,280,844	4,276,530	4,273,421	4,273,022	4,280,195	4,270,652
Weighted average common shares outstanding—diluted	4,325,700	4,319,052	4,302,206	4,301,462	4,299,007	4,318,918	4,291,171

Stockholders' equity to total assets	7.84%	8.74%	8.56%	8.64%	8.06%	7.84%	8.06%
Tangible common equity to tangible assets (non-GAAP) (1)	6.76%	7.68%	7.48%	7.56%	6.99%	6.76%	6.99%
Book value per share	$36.45	$41.15	$39.81	$40.37	$38.24	$36.45	$38.24
Tangible common book value per share (non-GAAP) (1)	$31.07	$35.75	$34.39	$34.92	$32.77	$31.07	$32.77
Closing stock price	$41.65	$36.78	$36.30	$35.19	$32.09	$41.65	$32.09
Dividends declared per common share	$0.12	$0.12	$0.12	$0.12	$0.12	$0.36	$0.24
(1)See the reconciliation of these non-GAAP measures to the most directly comparable GAAP measures on pg 13.

Finward Bancorp    Exhibit 99.1
Third Quarter 2026 Financial Results (unaudited)
Average Balances, Interest, Rates

	Quarter Ended
	September 30, 2026			June 30, 2026			March 31, 2026
(Dollars in thousands)	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/Rate
ASSETS
Interest bearing deposits in other financial institutions	$75,192	$683	3.63%	$78,886	$718	3.64%	$96,250	$949	3.94%
Federal funds sold	1,276	9	2.82%	1,046	8	3.06%	1,523	11	2.89%
Securities available-for-sale	303,374	1,768	2.33%	309,251	1,757	2.27%	318,670	1,771	2.22%
Loans receivable	1,495,817	21,438	5.73%	1,474,063	20,468	5.55%	1,445,921	19,871	5.50%
Federal Home Loan Bank stock	6,547	119	7.27%	6,547	114	6.97%	6,547	119	7.27%
Total interest earning assets	1,882,206	$24,017	5.10%	1,869,793	$23,065	4.93%	1,868,911	$22,721	4.86%
Cash and non-interest bearing deposits in other financial institutions	15,864			15,504			21,331
Allowance for credit losses	(17,541)			(17,418)			(17,608)
Other non-interest bearing assets	144,816			143,484			143,452
Total assets	$2,025,345			$2,011,363			$2,016,086

LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing deposits	$1,462,769	$7,478	2.04%	$1,446,072	$7,159	1.98%	$1,447,994	$6,959	1.92%
Federal funds purchased and repurchase agreements	26,852	191	2.85%	33,076	233	2.82%	38,113	272	2.85%
Borrowed funds	41,630	406	3.90%	51,925	493	3.80%	45,334	419	3.70%
Total interest bearing liabilities	1,531,251	$8,075	2.11%	1,531,073	$7,885	2.06%	1,531,441	$7,650	2.00%
Non-interest bearing deposits	282,313			268,540			270,626
Other non-interest bearing liabilities	36,373			35,243			34,588
Total liabilities	1,849,937			1,834,856			1,836,655
Total stockholders' equity	175,408			176,507			179,431
Total liabilities and stockholders' equity	$2,025,345			$2,011,363			$2,016,086

Net interest income		$15,942			$15,180			$15,071
Return on average assets	0.27%			0.42%			0.44%
Return on average equity	3.10%			4.74%			5.00%
Net interest margin	3.39%			3.25%			3.23%
Net interest margin, tax-equivalent (non-GAAP)(1)	3.51%			3.37%			3.35%
Net interest spread	2.99%			2.87%			2.86%
Ratio of interest-earning assets to interest-bearing liabilities	1.23x			1.22x			1.22x
(1)See the reconciliation of non-GAAP measures to the most directly comparable GAAP measures on pg 13.

Finward Bancorp    Exhibit 99.1
Third Quarter 2026 Financial Results (unaudited)
Consolidated Balance Sheets

	As of
(Dollars in thousands)	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025
ASSETS
Cash and non-interest bearing deposits in other financial institutions	$16,630	$17,384	$15,758	$18,265	$19,458
Interest bearing deposits in other financial institutions	74,978	76,270	102,997	101,382	84,157
Federal funds sold	1,051	988	-	-	563
Total cash and cash equivalents	92,659	94,642	118,755	119,647	104,178
Securities available-for-sale	279,869	310,198	307,686	316,227	335,150
Loans held-for-sale	2,181	1,083	-	1,096	2,641
Loans receivable, net of deferred fees and costs	1,499,222	1,503,793	1,455,118	1,450,387	1,473,774
Less: allowance for credit losses	(17,542)	(17,694)	(17,285)	(17,506)	(17,977)
Net loans receivable	1,481,680	1,486,099	1,437,833	1,432,881	1,455,797
Federal Home Loan Bank stock	6,547	6,547	6,547	6,547	6,547
Accrued interest receivable	7,802	7,671	7,700	7,781	7,585
Premises and equipment	43,499	43,932	44,315	44,976	45,544
Cash value of bank owned life insurance	34,225	34,010	33,786	33,586	33,843
Goodwill	22,395	22,395	22,395	22,395	22,395
Other intangible assets	896	984	1,076	1,172	1,273
Other assets	42,372	33,145	35,063	34,873	37,771
Total assets	$2,014,125	$2,040,706	$2,015,156	$2,021,181	$2,052,724
LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Non-interest bearing	$281,477	$270,682	$278,705	$267,441	$280,296
Interest bearing	1,476,980	1,461,862	1,440,366	1,459,530	1,470,350
Total	1,758,457	1,732,544	1,719,071	1,726,971	1,750,646
Federal funds purchased and repurchase agreements	24,849	30,301	40,815	39,703	48,426
Borrowed funds	35,000	65,000	50,000	45,000	55,000
Accrued expenses and other liabilities	37,977	34,574	32,870	34,844	33,157
Total liabilities	1,856,283	1,862,419	1,842,756	1,846,518	1,887,229
Stockholders' Equity:
Preferred stock, no par or stated value; 10,000,000 shares authorized, none outstanding	-	-	-	-	-
Common stock, no par or stated value; 10,000,000 shares authorized(1)	-	-	-	-	-
Additional paid-in capital	71,232	70,530	70,397	70,331	70,233
Accumulated other comprehensive loss	(63,520)	(41,532)	(45,713)	(41,662)	(49,266)
Retained earnings	150,130	149,289	147,716	145,994	144,528
Total stockholders' equity	157,842	178,287	172,400	174,663	165,495
Total liabilities and stockholders' equity	$2,014,125	$2,040,706	$2,015,156	$2,021,181	$2,052,724
(1) Shares of common stock issued and outstanding were 4,330,893 at 9/30/2026; 4,333,002 at 6/30/2026; 4,330,486 at 3/31/2026; 4,326,747 at
12/31/2025; and 4,327,511 at 9/30/2025.

Finward Bancorp    Exhibit 99.1
Third Quarter 2026 Financial Results (unaudited)
Consolidated Statements of Income

	Quarter Ended
(Dollars in thousands, except per share data)	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025
Interest income:
Loans	$21,438	$20,468	$19,871	$20,496	$20,246
Securities & short-term investments	2,579	2,597	2,850	2,916	3,094
Total interest income	24,017	23,065	22,721	23,412	23,340
Interest expense:
Deposits	7,478	7,159	6,959	7,605	7,996
Borrowings	597	726	691	765	901
Total interest expense	8,075	7,885	7,650	8,370	8,897
Net interest income	15,942	15,180	15,071	15,042	14,443
Provision for (benefit from) credit losses	124	264	55	(84)	(301)
Net interest income after provision for credit losses	15,818	14,916	15,016	15,126	14,744
Non-interest income:
Fees and service charges	1,251	1,331	1,295	1,485	1,463
Wealth management operations	725	748	661	659	759
Gain (loss) on tax credit investment	-	-	-	-	23
Gain (loss) on sale of loans held-for-sale, net	281	228	257	346	265
Gain (loss) on sale of securities, net	-	-	-	(1,577)	-
Bank owned life insurance	215	223	201	522	439
Gain (loss) on sale of property and equipment	182	(180)	-	1	(56)
Other	1	48	3	37	20
Total non-interest income	2,655	2,398	2,417	1,473	2,913
Non-interest expense:
Compensation and benefits	9,735	8,033	7,591	7,573	7,330
Occupancy and equipment	1,693	1,741	1,991	2,111	2,004
Data processing	1,210	1,176	1,105	1,465	1,116
Federal deposit insurance premiums	383	347	381	417	399
Marketing	399	266	587	230	257
Professional and outside services	1,614	1,221	1,169	906	945
Technology	594	516	508	521	549
Other	1,355	1,557	1,436	1,558	1,497
Total non-interest expense	16,983	14,857	14,768	14,781	14,097
Income before income taxes	1,490	2,457	2,665	1,818	3,560
Income tax expenses (benefit)	129	364	423	(166)	63
Net income	$1,361	$2,093	$2,242	$1,984	$3,497

Earnings per common share:
Basic	$0.32	$0.49	$0.52	$0.46	$0.82
Diluted	$0.31	$0.48	$0.52	$0.46	$0.81

Finward Bancorp    Exhibit 99.1
Third Quarter 2026 Financial Results (unaudited)
Consolidated Statements of Income (cont'd)

	Nine Months Ended
(Dollars in thousands, except per share data)	9/30/2026	9/30/2025
Interest income:
Loans	$61,777	$59,841
Securities & short-term investments	8,026	8,510
Total interest income	69,803	68,351
Interest expense:
Deposits	21,596	23,821
Borrowings	2,014	2,829
Total interest expense	23,610	26,650
Net interest income	46,193	41,701
Provision for (benefit from) credit losses	443	(121)
Net interest income after provision for credit losses	45,750	41,822
Non-interest income:
Fees and service charges	3,877	3,902
Wealth management operations	2,134	2,074
Gain on tax credit investment	—	90
Gain on sale of loans held-for-sale, net	766	873
Bank owned life insurance	639	857
Gain (loss) on sale of property and equipment	2	(56)
Other	52	85
Total non-interest income	7,470	7,825
Non-interest expense:
Compensation and benefits	25,359	22,015
Occupancy and equipment	5,425	6,050
Data processing	3,491	3,496
Federal deposit insurance premiums	1,111	1,303
Marketing	1,252	557
Professional and outside services	4,004	3,320
Technology	1,618	1,548
Other	4,348	5,066
Total non-interest expense	46,608	43,355
Income before income taxes	6,612	6,292
Income tax expenses	916	189
Net income	$5,696	$6,103

Earnings per common share:
Basic	$1.33	$1.43
Diluted	$1.32	$1.42

Finward Bancorp    Exhibit 99.1
Third Quarter 2026 Financial Results (unaudited)
Loans

	As of
(Dollars in thousands)	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025	9/30/2026 vs 6/30/2026		9/30/2026 vs 9/30/2025
Residential real estate	$454,668	$455,882	$445,097	$442,443	$450,007	$(1,214)	(0.3)%	$4,661	1.0%
Home equity	53,180	55,601	53,855	53,497	51,813	(2,421)	(4.4)%	1,367	2.6%
Commercial real estate	595,850	597,364	564,613	555,594	564,558	(1,514)	(0.3)%	31,292	5.5%
Construction and land development	86,646	77,710	76,582	77,208	79,678	8,936	11.5%	6,968	8.7%
Multifamily	173,382	180,148	185,824	183,902	192,698	(6,766)	(3.8)%	(19,316)	(10.0)%
Commercial business	105,513	103,281	94,160	99,304	96,192	2,232	2.2%	9,321	9.7%
Consumer	278	2,036	310	870	348	(1,758)	(86.3)%	(70)	(20.1)%
Manufactured homes	21,318	22,050	22,981	23,708	24,372	(732)	(3.3)%	(3,054)	(12.5)%
Government	7,640	9,818	9,998	12,298	12,298	(2,178)	(22.2)%	(4,658)	(37.9)%
Loans receivable	1,498,475	1,503,890	1,453,420	1,448,824	1,471,964	(5,415)	(0.4)%	26,511	1.8%
Net deferred loan origination costs	745	1,006	1,723	1,606	1,719	(261)	(25.9)%	(974)	(56.7)%
Loan clearing funds	2	(1,103)	(25)	(43)	91	1,105	(100.2)%	(89)	(97.8)%
Loans receivable, net	$1,499,222	$1,503,793	$1,455,118	$1,450,387	$1,473,774	$(4,571)	(0.3)%	$25,448	1.7%
Deposits

	As of
(Dollars in thousands)	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025	9/30/2026 vs 6/30/2026		9/30/2026 vs 9/30/2025
Checking	$590,974	$584,901	$587,575	$592,214	$579,760	$6,073	1.0%	$11,214	1.9%
Savings	241,412	247,054	253,408	254,055	257,058	(5,642)	(2.3)%	(15,646)	(6.1)%
Money market	432,725	403,140	389,274	381,111	377,155	29,585	7.3%	55,570	14.7%
Certificates of deposit	493,346	497,449	488,814	499,591	536,673	(4,103)	(0.8)%	(43,327)	(8.1)%
Total deposits	$1,758,457	$1,732,544	$1,719,071	$1,726,971	$1,750,646	$25,913	1.5%	$7,811	0.4%

Finward Bancorp    Exhibit 99.1
Third Quarter 2026 Financial Results (unaudited)
Asset Quality

	As of and for the Quarter Ended
(Dollars in thousands)	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025
Non-accruing loans	$16,788	$16,549	$12,371	$11,162	$13,892
Securities in non-accrual	1,708	1,909	1,891	1,882	1,616
Foreclosed real estate	-	-	89	89	-
Total nonperforming assets	$18,496	$18,458	$14,351	$13,133	$15,508

Allowance for credit losses (ACL):
ACL specific allowances for collateral dependent loans	$155	$147	$-	$263	$912
ACL general allowances for loan portfolio	17,387	17,547	17,285	17,243	17,065
Total ACL	$17,542	$17,694	$17,285	$17,506	$17,977
Allowance for Credit Losses

	As of and for the Quarter Ended
(Dollars in thousands)	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025
Beginning allowance for credit losses	$17,694	$17,285	$17,506	$17,977	$18,184
Provision for (benefit from) loan losses	88	378	(224)	(170)	61
Net (charge-offs) recoveries	(240)	31	3	(301)	(268)
Ending allowance for credit losses	$17,542	$17,694	$17,285	$17,506	$17,977

Finward Bancorp    Exhibit 99.1
Third Quarter 2026 Financial Results (unaudited)
Bank-Level Regulatory Capital Requirements

	September 30, 2026
	Actual (1)		Minimum Required For Capital Adequacy Purposes		Minimum Required To Be Well Capitalized Under Prompt Corrective Action Regulations
(Dollars in thousands)	Amount	Ratio	Amount	Ratio	Amount	Ratio
Common equity tier 1 capital to risk- weighted assets	$191,109	11.74%	$73,249	4.50%	$105,805	6.50%
Tier 1 capital to risk-weighted assets	$191,109	11.74%	$97,666	6.00%	$130,221	8.00%
Total capital to risk-weighted assets	$210,604	12.94%	$130,221	8.00%	$162,777	10.00%
Tier 1 leverage ratio	$191,109	9.29%	$82,312	4.00%	$102,891	5.00%
(1) Current quarter ratios are estimated.

Finward Bancorp    Exhibit 99.1
Third Quarter 2026 Financial Results (unaudited)
Reconciliation of Non-GAAP Performance Measures

	Quarter Ended
(Dollars in thousands, except per share amounts)	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025
Tangible Common Ratios
Stockholder's equity (GAAP)	$157,842	$178,287	$172,400	$174,663	$165,495
Less: Goodwill (GAAP)	(22,395)	(22,395)	(22,395)	(22,395)	(22,395)
Less: Other intangibles (GAAP)	(896)	(984)	(1,076)	(1,172)	(1,273)
Tangible common equity (non-GAAP)	$134,551	$154,908	$148,929	$151,096	$141,827
Total assets (GAAP)	$2,014,125	$2,040,706	$2,015,156	$2,021,181	$2,052,724
Less: Goodwill (GAAP)	(22,395)	(22,395)	(22,395)	(22,395)	(22,395)
Less: Other intangibles (GAAP)	(896)	(984)	(1,076)	(1,172)	(1,273)
Tangible assets (non-GAAP)	$1,990,834	$2,017,327	$1,991,685	$1,997,614	$2,029,056
Shares outstanding - end of quarter	4,330,893	4,333,002	4,330,486	4,326,747	4,327,511
Common book value per share (GAAP)	$36.45	$41.15	$39.81	$40.37	$38.24
Tangible common book value per share (non-GAAP)	$31.07	$35.75	$34.39	$34.92	$32.77
Total equity to total assets (GAAP)	7.84%	8.74%	8.56%	8.64%	8.06%
Tangible common equity to tangible assets (non-GAAP)	6.76%	7.68%	7.48%	7.56%	6.99%

Calculation of net interest margin, taxable-equivalent basis
Net interest income (GAAP)	$15,942	$15,180	$15,071	$15,042	$14,443
Tax-equivalent adjustment on securities and loans (1)	575	580	582	629	663
Net interest income (tax-equivalent basis)	$16,517	$15,760	$15,653	$15,671	$15,106
Total average earning assets	$1,882,206	$1,869,793	$1,868,911	$1,889,616	$1,900,066
Net interest margin	3.39%	3.25%	3.23%	3.18%	3.04%
Net interest margin (tax-equivalent basis)	3.51%	3.37%	3.35%	3.32%	3.18%

Efficiency ratio
Total non-interest expense	$16,983	$14,857	$14,768	$14,781	$14,097
Total revenue	18,597	17,578	17,488	16,515	17,356
Efficiency ratio	91.32%	84.52%	84.45%	89.50%	81.22%
(1) The tax equivalent adjustment represents the increase in net interest income needed to reflect the tax-exempt income from certain investment securities and loans on tax-equivalent basis using a federal statutory corporate rate of 21%.